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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2002
                                                         ------------------

                        Philadelphia Suburban Corporation
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


             Pennsylvania                             001-06659                             23-1702594
---------------------------------------- ------------------------------------- -------------------------------------
            (State or other                          (Commission                         (I.R.S. Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)



              762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania                                19010
------------------------------------------------------------------------------ -------------------------------------
                  (Address of principal executive offices)                                   Zip Code



           Registrant's telephone, including area code: (610) 527-8000
                                                        ---------------

                                 Not Applicable
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         (Former name and former address, if changed since last report)

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Item 5.  Other Events.
         ------------

         The Press Release issued by the Registrant on December 19 2002 announcing the sale of a portion of the water operations of the Registrant's subsidiary, Consumers Ohio Water Company, to Ashtabula County, is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHILADELPHIA SUBURBAN CORPORATION


Dated: December 20, 2002                    By: /s/ Roy H. Stahl
                                                ------------------------------
                                            Name:  Roy H. Stahl
                                            Title: Executive Vice President
                                                   and General Counsel



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                                  EXHIBIT INDEX

Exhibit No.                          Exhibit                               Page
-----------                          -------                               ----

99.1               Press Release dated December 19, 2002 announcing          5
                   the sale of a portion of the water operations of the Registrant's subsidiary, Consumers Ohio Water
                   Company, to Ashtabula County.